UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

December 6, 2012

------------------

Online Yearbook

------------------------------------------------------

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

----------------------------------------------

(State or Other Jurisdiction of Incorporation)

333-185046 46-0750094

------------------------ ---------------------------------

(Commission File Number) (IRS Employer Identification No.)

701 N. Green Valley Pkwy #200, Henderson, NV	89015

--------------------------------------------------------

(Address of Principal Executive Offices) (Zip Code)

(702)897-9997

----------------------------------------------------

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c))

1

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2012, the Board of Directors amended the Bylaws of the corporation to change the Fiscal Year end to September 30. All filings with the Securities and Exchange Commission including the S-1 reflected this change.

ITEM 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

a) Not Applicable.

b) Not Applicable.

c) Exhibits

No. Exhibits

--- --------

3.2 Amended Bylaws

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 8, 2014

By: /s/ El Maraana

------------------------------

Name: El Maraana

Title: President

EXHIBIT INDEX

Exhibit No. Description of Exhibit

----------- ----------------------

3.2 Amended Bylaws

3